Debt	6 Months Ended
Jun. 30, 2016
Debt Disclosure [Abstract]
Debt

9. Debt

Senior Secured Credit Facilities

On March 3, 2016, the Company entered into a credit agreement (the “2016 Credit Agreement”) for a new senior secured revolving credit facility in an aggregate principal amount of $225.0 million (the “Revolving Facility”) and a senior secured Term Loan B facility in an aggregate principal amount of $975.0 million (the “Term Loan B Facility” and, together with the Revolving Facility, the “Senior Secured Credit Facilities”) with JPMorgan Chase Bank, N.A, as administrative agent and collateral agent, J.P. Morgan Securities LLC, Goldman Sachs Bank USA, HSBC Securities (USA) Inc., and Citigroup Global Markets Inc., on behalf of certain of its affiliates, as joint lead arrangers and joint bookrunners, and certain lenders, as lenders. The Revolving Facility includes (i) a $20.0 million sublimit for the issuance of letters of credit on customary terms, and (ii) a $40.0 million sublimit for swingline loans on customary terms. The Company entered into security and other agreements relating to the 2016 Credit Agreement.

Borrowings under the Senior Secured Credit Facilities bear interest at a rate per annum equal to, at the option of MFS, (i) LIBOR plus the applicable margin of approximately 4.75% for term loans subject to a 1.00% LIBOR floor and 1.50% - 2.75% for revolving loans, based on consolidated total leverage, or (ii) an alternate base rate plus the applicable margin, which will be 1.00% lower than for LIBOR loans.

The 2016 Credit Agreement contains financial covenants including (a) a Consolidated Interest Coverage Ratio, which measures the ratio of (i) Consolidated EBITDA, as defined in the 2016 Credit Agreement, to (ii) consolidated cash interest expense, (b) a Consolidated Total Leverage Ratio, which measures the ratio of (i) consolidated indebtedness to (ii) Consolidated EBITDA for the most recent four fiscal quarters. The current covenant levels of the financial covenants under the Senior Secured Credit Facility are as set forth below:

Fiscal Quarter Ending	Consolidated Total Leverage Ratio (less than)	Consolidated Interest Coverage Ratio (greater than)
March 31, 2016	6.25:1.00	2.00:1.00
June 30, 2016	6.25:1.00	2.00:1.00

Obligations of the Company under the Senior Secured Credit Facilities are jointly and severally guaranteed by certain of its existing and future direct and indirectly wholly-owned U.S. subsidiaries (but excluding (i) unrestricted subsidiaries, (ii) immaterial subsidiaries, and (iii) special purpose securitization vehicles).

There is a first priority perfected lien on substantially all of the assets and property of the Company and guarantors and proceeds therefrom excluding certain excluded assets. The liens securing the obligations of the Company under the Revolving Facility and the Term Loan B Facility are pari passu.

Senior Notes

The Company issued 9.50% Senior Notes due 2024 in an aggregate principal amount of $425.0 million (the “Senior Notes”) under an indenture with Wells Fargo Bank, National Association, as trustee (the “Trustee”). The Senior Notes were sold to qualified institutional buyers pursuant to Rule 144A (and outside the United States in reliance on Regulation S) under the Securities Act. The Senior Notes are fully and unconditionally guaranteed, jointly and severally, on an unsecured basis by each of the Company’s domestic restricted subsidiaries that is a borrower or guarantor under the Senior Secured Credit Facilities. The Senior Notes and the subsidiary guarantees are unsecured, senior obligations. The notes are redeemable, at the Company’s option, in whole or in part from time to time, at any time prior to February 15, 2019, at a price equal to 100.0% of the principal amount thereof plus a “make-whole” premium and accrued but unpaid interest to the date of redemption. In addition, the Company may redeem the notes at its option, in whole or in part, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the 12-month period commencing on February 15 of the years set forth below:

Year	Percentage
2019	107.1%
2020	104.8%
2021	102.4%
2022 and thereafter	100.0%

The Company must generally offer to repurchase all of the outstanding Senior Notes upon the occurrence of certain specific change of control events at a purchase price equal to 101.0% of the principal amount of Senior Notes purchased plus accrued and unpaid interest to the date of purchase. The indenture provides for customary events of default. Generally, if an event of default occurs (subject to certain exceptions), the Trustee or the holders of at least 25.0% in aggregate principal amount of the then-outstanding Senior Notes may declare all the Senior Notes to be due and payable immediately.

Outstanding debt at June 30, 2016 and December 31, 2015 is summarized as follows:

(in millions)	June 30, 2016	December 31, 2015
Revolving credit facility	$32.0	$—
Term Loan B	950.0	—
Senior Notes due 2024	425.0	—
Other	3.3	2.7

Total debt and capital leases including current portion	1,410.3	2.7
Less current portion and short-term borrowings	(1.4)	(0.4)
Less unamortized debt issuance costs	(39.0)	—

Total long-term debt and capital leases	$1,369.9	$2.3

As of June 30, 2016, the Company had outstanding $3.3 million of other indebtedness that has a weighted-average interest rate of approximately 4.39% per annum.

As of June 30, 2016, the Company had $32.0 million of borrowings outstanding under the Revolving Facility. During the quarter ended June 30, 2016, the highest daily borrowing was $49.0 million and the average borrowing was $31.8 million, while the average interest rate was 3.47% per annum. The interest rate fluctuates based upon LIBOR or a Prime rate plus a spread, which is based upon the Consolidated Total Leverage Ratio of the Company. As of June 30, 2016, the spreads for LIBOR and Prime borrowings were 2.75% and 1.75%, respectively, given the Company’s effective Consolidated Total Leverage Ratio for this period.

As of June 30, 2016, the Company was in compliance with all affirmative and negative covenants in its debt instruments, inclusive of the financial covenants pertaining to the Senior Secured Credit Facility and the 2024 Senior Notes. Based upon management’s current plans and outlook, management believes the Company will be able to comply with these covenants during the subsequent 12 months. As of June 30, 2016 the Company’s Consolidated Total Leverage Ratio was 5.52:1, while the maximum ratio is 6.25:1 and its Consolidated Interest Coverage Ratio was 3.25:1, above the minimum ratio of 2.00:1.

10. Income Taxes

For the three months ended June 30, 2016, the Company recorded a $4.1 million income tax provision, compared to a $17.0 million income tax provision for the three months ended June 30, 2015. The decrease in the Company’s tax provision for the three months ended June 30, 2016, relative to the three months ended June 30, 2015, resulted primarily from a $34.7 million reduction in earnings from operations before income taxes and the relative weighting of foreign earnings before income taxes in the respective periods.

For the six months ended June 30, 2016, the Company recorded an $8.7 million income tax provision, compared to a $23.5 million income tax provision for the six months ended June 30, 2015. The decrease in the Company’s tax provision for the six months ended June 30, 2016, relative to the prior year resulted primarily from $2.9 million in tax-related out-of-period balance sheet adjustments related to the Spin-Off that were recognized as discrete adjustments in the income tax provision for the first quarter of 2016. The Company does not believe these adjustments are material to its unaudited consolidated (condensed) financial statements for the six months ended June 30, 2016, or its comparative annual or quarterly financial statements. These adjustments were coupled with a $32.5 million reduction in earnings from operations before income taxes for the six month period ended June 30, 2016 compared to the first six months of 2015.

The Company’s effective tax rate varies from the 35% U.S. federal statutory rate due to the relative weighting of foreign earnings before income taxes and foreign effective tax rates that are generally lower than the U.S. federal statutory rate. Foreign earnings are generated from operations in the three reportable segments of Americas, EMEA, and APAC.

The Company will continue to periodically evaluate its valuation allowance requirements in light of changing facts and circumstances, and may adjust its deferred tax asset valuation allowances accordingly. It is reasonably possible that the Company will either add to, or reverse a portion of its existing deferred tax asset valuation allowances in the future. Such changes in the deferred tax asset valuation allowances will be reflected in the current operations through the Company’s income tax provision, and could have a material effect on operating results.

The Company’s unrecognized tax benefits, including interest and penalties, were $12.1 million and $16.6 million as of June 30, 2016 and December 31, 2015, respectively. The decrease for the six months ended June 30, 2016 related to the portion of the unrecognized tax benefits allocable to the Company that were included in equity and a second quarter reduction in unrecognized tax benefits of $0.4 million.

During the next twelve months, it is reasonably possible that unrecognized tax benefits will decrease by $1.2 million due to expiration of statute of limitation periods for the related items.

The Company regularly assesses the likelihood of an adverse outcome resulting from examinations to determine the adequacy of its tax reserves. As of June 30, 2016, the Company believes that it is more likely than not that the tax positions it has taken will be sustained upon the resolution of its audits resulting in no material impact on its consolidated financial position and the results of operations and cash flows. However, the final determination with respect to any tax audits, and any related litigation, could be materially different from the Company’s estimates and/or from its historical income tax provisions and accruals and could have a material effect on operating results and/or cash flows in the periods for which that determination is made. In addition, future period earnings may be adversely impacted by litigation costs, settlements, penalties, and/or interest assessments.